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                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of June 14, 1999, is by and among Energy Convergence Holding Company, an Illinois corporation (the "Company"), British Gas Atlantic Holdings BV, a Netherlands corporation ("BG"), and NOVA Gas Services (U.S.) Inc., a Delaware corporation ("NOVA"). BG and NOVA may hereinafter be referred to collectively as "Stockholders."

         WHEREAS, pursuant to the Merger Agreement (the "Merger Agreement") dated as of the date hereof among Illinova Corporation, an Illinois corporation, the Company, Dynegy Acquisition Company, a Delaware corporation, Energy Convergence Acquisition Company, an Illinois corporation, and Dynegy Inc., a Delaware corporation ("Dynegy"), NOVA will receive, at the Effective Time (as such term is defined in the Merger Agreement), shares of Series A Convertible Preferred Stock, no par value per share, of the Company (the "Preferred Stock");

         WHEREAS, pursuant to the Stock Purchase Agreement (the "Stock Purchase Agreement") as of the date hereof, between the Company and BG, BG will receive shares of Preferred Stock; and

         WHEREAS, in connection with the Merger Agreement and the Stock Purchase Agreement, the Company has agreed to grant to each Stockholder certain registration rights set forth below.

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Stockholder and the Company, the parties hereto agree as follows:

                                   SECTION 1.
                                   DEFINITIONS

         1.1 SPECIFIC DEFINITIONS.

         The following capitalized terms shall have the meanings ascribed to them in this Section 1.1:

         "Affiliate" shall have the meaning set forth in Rule 12b-2 under the Exchange Act.

         "Agreement" shall have the meaning set forth in the preamble hereto.

         "BG" shall have the meaning set forth in the preamble hereto.

          "Chevron Agreement" is defined in Section 11.2.

         "BG Holder" means BG and each transferee of Registrable Stock directly or indirectly (in a chain of title) from BG to whom the right to cause one or more demand registrations under
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Section 2.1 has been expressly assigned in writing directly or indirectly (in a chain of title) from BG.

         "Class B Common Stock" shall mean the Class B common stock of the Company, no par value per share.

         "Common Stock" shall mean the Class A common stock of the Company, no par value per share.

         "Company" shall have the meaning set forth in the preamble hereto.

         "Company Registration" is defined in Section 3.1.

         "Dynegy" shall have the meaning set forth in the recitals hereto.

         "Effective Time" shall have the meaning set forth in the Merger Agreement.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Holders" shall mean the BG Holders and the NOVA Holders.

         "Indemnified Party" shall have the meaning set forth in Section 7.3.

         "Indemnifying Party" shall have the meaning set forth in Section 7.3.

         "Initial Date" shall mean the date which is 270 days after the Effective Time.

         "Inspectors" shall have the meaning set forth in Section 4.1(l).

         "Loss" or "Losses" shall have the meaning set forth in Section 7.1.

         "Merger Agreement" shall have the meaning set forth in the recitals hereto.

         "NOVA" shall have the meaning set forth in the preamble hereto.

         "NOVA Holder" means NOVA and each transferee of Registrable Stock directly or indirectly (in a chain of title) from NOVA to whom the right to cause one or more demand registrations under Section 2.1 has been expressly assigned in writing directly or indirectly (in a chain of title) from NOVA.

         "person" shall mean any business entity (including, without limitation, a corporation, partnership (limited or general), limited liability company or business trust) or a natural person.

         "Preferred Stock" shall have the meaning set forth in the recitals hereto.

         "Prospectus" shall have the meaning set forth in Section 7.1.

         "register" "registered" and "registration" and words of similar import refer to a registration effected by preparing and filing with the SEC a registration statement in compliance


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with the Securities Act, and the declaration and ordering by the SEC of effectiveness of such registration statement or document.

         "Registrable Common Stock" shall mean any Common Stock held by any Stockholder or its permitted assigns as of the Effective Time, and any securities issued or issuable in respect of any Registrable Common Stock by way of any stock split or stock dividend or in connection with any combination of shares, recapitalization, merger, consolidation, reorganization or otherwise.

         "Registrable Preferred Stock" shall mean any Preferred Stock held by any Stockholder or its permitted assigns as of the Effective Time, and any securities issued or issuable in respect of any Registrable Preferred Stock by way of any stock split or stock dividend or in connection with any combination of shares, recapitalization, merger, consolidation, reorganization or otherwise.

         "Registrable Stock" shall mean, collectively, the Registrable Common Stock and the Registrable Preferred Stock.

         "SEC" shall mean the United States Securities and Exchange Commission.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Stockholders" shall have the meaning set forth in the preamble hereto.

         1.2 OTHER DEFINITIONS.

         Other capitalized terms used herein but not defined in Section 1.1 shall have the respective meanings ascribed to them throughout this Agreement.

                                   SECTION 2.
                               REGISTRATION RIGHTS

         2.1 DEMAND REGISTRATION RIGHTS.

                  (a) After the Initial Date, upon receipt of a written request from a BG Holder or a NOVA Holder to register under the Securities Act (whether for purposes of a public offering, an exchange offer or otherwise) all or part of the Registrable Stock held by such BG Holder or NOVA Holder, as the case may be, the Company shall as expeditiously as reasonably possible (but in any event not later than forty-five (45) days after receipt of such request) prepare and file, and use its best efforts to cause to become effective as soon thereafter as practicable, a registration statement under the Securities Act to effect the offering of such Registrable Stock in the manner specified in such request.

                  (b) The BG Holder or the NOVA Holder, as the case may be, shall be entitled to select and retain one or more investment bankers or managers reasonably acceptable to the Company in connection with any underwritten offerings made pursuant to this Section 2.1.

                  (c) Subject to the terms and conditions set forth in Section 2.2, any BG Holder or NOVA Holder may request the Company to register Registrable Stock under the Securities Act pursuant to this Section 2.1 at any time and from time to time; provided, however,


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that the Holders may not request the Company to register Registrable Stock pursuant to this Section 2.1 more than once in any 180-day period.

         2.2 TERMS AND CONDITIONS OF DEMAND REGISTRATION RIGHTS.

         Notwithstanding anything to the contrary contained elsewhere herein, the registration rights granted to the BG Holders and the NOVA Holders in
Section 2.1 are expressly subject to the following terms and conditions:

                  (a) The BG Holders and the NOVA Holders, collectively, shall only be entitled (i) to four requests to register Registrable Stock under the terms of Section 2.1, and (ii) to commence requests after the Initial Date. A "request" as it is used in this Section 2.2(a) shall be deemed to have occurred only upon completion of a requested registration and the subsequent sale of Registrable Stock.

                  (b) In no event shall the Registrable Stock to be offered under a registration statement prepared and filed pursuant to Section 2.1 constitute less than (i) two percent (2%) of the then outstanding shares of Common Stock (treating the Class B Common Stock and the Registrable Preferred Stock as if they had been converted for purposes of this calculation), or (ii) if the number of shares of Registrable Stock constitutes less than two percent (2%) of the then outstanding shares of Common Stock (treating the Class B Common Stock and the Registrable Preferred Stock as if they had been converted for purposes of this calculation), then all of such Stockholder's remaining shares of Registrable Stock. For purposes of meeting the two percent (2%) threshold in
(i) above, the BG Holders and the NOVA Holders may aggregate their shares of Registrable Stock to be included therein.

                  (c) If at any time or from time to time a Holder shall request registration of any of its Registrable Stock in accordance with Section 2.1, the Company shall give the other Holders prompt written notice of the proposed registration and shall include in such registration on the same terms and conditions as the other Registrable Stock included in such registration such number of shares of Registrable Stock as the other Holders shall request within five (5) business days after the giving of such notice. If the managing underwriter or underwriters of a proposed offering for which securities of more than one Holder are included pursuant to this Section 2.2(c) advise the Company in writing that in its or their good faith judgment the total amount of securities to be included in such offering is sufficiently large to jeopardize the success of such offering, then in such event the securities to be included in such offering shall be allocated pro rata among each Holder participating in the offering based upon the number of shares of Registrable Common Stock requested to be included in such registration by each such Holder.

                  (d) The Company shall be entitled to defer for a reasonable period of time, but not in excess of ninety (90) days, the filing of any registration statement otherwise required to be prepared and filed by it under
Section 2.1 if the Company notifies the BG Holder or the NOVA Holder, as the case may be, within five (5) business days after such BG Holder or NOVA Holder requested the registration under Section 2.1, that the Company (i) is at such time conducting or about to conduct an underwritten public offering of its securities for its own account and the Board of Directors of the Company determines in good faith that such offering would be


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materially adversely affected by such registration requested by the BG Holders or the NOVA Holders or (ii) would, in the opinion of its counsel, be required to disclose in such registration statement information not otherwise then required by law to be publicly disclosed and, in the good faith judgment of the Board of Directors of the Company, such disclosure might adversely affect any material business transaction or negotiation in which the Company is then engaged. If the Company elects to defer the filing of a registration statement pursuant to this
Section 2.2(c), the BG Holder or the NOVA Holder, as the case may be, may withdraw its request, in writing, during the time of such deferral and such request shall not be counted toward the limit set forth in Section 2.2(a).

                  (e) Neither the BG Holders nor the NOVA Holders shall exercise their rights pursuant to Section 2.1 during the 60-day period immediately following the effective date of any registration statement filed by the Company under the Securities Act (other than on Form S-8 or another similar form) in respect of an offering or sale of Common Stock by or on behalf of the Company or any other stockholder of the Company.

                                   SECTION 3.
                          PIGGYBACK REGISTRATION RIGHTS

         3.1 PIGGYBACK REGISTRATION RIGHTS. If at any time or from time to time the Company shall propose to register any Common Stock for public sale under the Securities Act (for its own account or for the account of any stockholder) (a "Company Registration"), the Company shall give each Stockholder prompt written notice of the proposed registration and shall include in such registration on the same terms and conditions as the other securities included in such registration such number of shares of Registrable Common Stock as any Stockholder shall request within five (5) business days after the giving of such notice; provided, however, that the Company may at any time prior to the effectiveness of any such registration statement, in its sole discretion and without the consent of Stockholders, abandon the proposed offering in which a Stockholder had requested to participate (provided that the Company gives each Stockholder prompt notice of such decision); and provided further that any Stockholder shall be entitled to withdraw any or all of its shares of Registrable Common Stock to be included in a registration statement under this
Section 3.1 at any time prior to the date on which the registration statement with respect to such shares of Registrable Common Stock is declared effective by the SEC. The Company shall be entitled to select the investment bankers and/or managers, if any, to be retained in connection with any registration referred to in this Section 3.1, provided such investment bankers and/or managers are reasonably acceptable to the Stockholder who holds a majority of the stock to be included in the registration.

         3.2 RESTRICTIONS ON PIGGYBACK REGISTRATION RIGHTS.

         Notwithstanding anything to the contrary contained elsewhere herein, the registration rights granted to Stockholders in Section 3.1 are expressly subject to the following terms and conditions:

                  (a) The Company shall not be obligated to include shares of Registrable Common Stock in an offering as contemplated by Section 3.1 if the Company is advised in writing by the managing underwriter or underwriters of such offering (with a copy to each


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Stockholder), that the success of such offering would in its or their good faith judgment be jeopardized by such inclusion (after consideration of all relevant factors, including without limitation, the impact of any delay caused by including such shares); provided, however, that the Company shall in any case be obligated to include such number of shares of Registrable Common Stock in such offering, if any, as such underwriter or underwriters shall determine will not jeopardize the success of such offering.

                  (b) The Company shall not be obligated to include any shares of Registrable Common Stock in any registration by the Company of any Common Stock in connection with any merger, acquisition, exchange offer, or any other business combination, including any transaction within the scope of Rule 145 promulgated pursuant to the Securities Act, subscription offer, dividend reinvestment plan or stock option or other director or employee incentive or benefit plan.

                  (c) The Company shall use all commercially reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Common Stock requested to be included in a registration of Common Stock, pursuant to this Section 3 to be included on the same terms and conditions as any similar securities included therein. Notwithstanding the foregoing, the Company shall not be required to include any Stockholder's Registrable Common Stock in such offering unless such Stockholder accepts the terms of the underwriting agreement between the Company and the managing underwriter or underwriters and otherwise complies with the provisions of Section 7 below. If the managing underwriter or underwriters of a proposed underwritten offering advise the Company in writing that in its or their good faith judgment the total amount of securities, including securities requested to be included in a registration of Common Stock, pursuant to this Section 3 and other similar securities, to be included in such offering is sufficiently large to jeopardize the success of such offering, then in such event the securities to be included in such offering shall be allocated first to the Company and then, to the extent that any additional securities can, in the good faith judgment of such managing underwriter or underwriters, be sold without creating any such jeopardy to the success of such offering, pro rata among each Stockholder participating in the offering based upon the number of shares of Registrable Common Stock requested to be included in such registration by each such holder.

                  (d) In the event that some but less than all of a Stockholder's shares of Registrable Common Stock are included in an offering contemplated by a registration statement pursuant to this Section 3, such Stockholder shall execute one or more "lockup" letters, in customary form, setting forth an agreement by such Stockholder not to offer for sale, sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock, or any securities convertible into or exchangeable into or exercisable for any shares of Common Stock, for a period of 90 days from the date such offering commences; provided, however, that if the period of any such "lockup" applicable to the Company with respect to any such registration statement shall be less than ninety (90) days, then the period of time applicable to each Stockholder shall be such lesser period of time.



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                                   SECTION 4.
                                   COVENANTS

         4.1 COVENANTS OF THE COMPANY.

         In connection with any offering of shares of Registrable Stock pursuant to this Agreement, the Company shall:

                  (a) Prepare and file with the Commission such amendments and post-effective amendments to the registration statement as may be necessary to keep the registration statement effective for a period of not less than 120 days, or such shorter period which will terminate when all Registrable Stock covered by such registration statement has been sold or withdrawn at the request of participating holders of Common Stock or Preferred Stock, as the case may be; and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

                  (b) Furnish to each Stockholder and to each managing underwriter, if any, (i) at least two (2) business days prior to filing with the SEC, any registration statement covering shares of Registrable Stock, any amendment or supplement thereto, and any prospectus used in connection therewith, which documents will be subject to the reasonable review of such Stockholders and such underwriter, and, with respect to a registration statement prepared pursuant to Section 2.1, the Company shall not file any such documents with the SEC to which any such Stockholder shall reasonably object; and (ii) a copy of any and all transmittal letters or other correspondence with the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of shares of Registrable Stock;

                  (c) Furnish to each Stockholder and each managing underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such registration statement (including each preliminary prospectus and prospectus supplement) as such Stockholder or such underwriter may reasonably request in order to facilitate the sale of the shares of Registrable Stock;

                  (d) After the filing of such registration statement, promptly notify each Stockholder of any stop order issued or enforcement action initiated or, to the knowledge of the Company, threatened to be issued by the SEC and promptly take all reasonable actions to prevent the entry of such stop order or to obtain its withdrawal if entered;

                  (e) Use its commercially reasonable efforts to qualify such shares of Registrable Stock for offer and sale under the securities, "blue sky" or similar laws of such jurisdictions (including any foreign country or any political subdivision thereof in which shares of Common Stock are then listed) as any Stockholder or any underwriter shall reasonably request and use its commercially reasonable efforts to obtain all appropriate registrations, permits and consents required in connection therewith, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation or to file a general consent to service of process in any such jurisdiction;


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                  (f) Furnish to each managing underwriter, if any, an opinion of counsel for the Company addressed to each of them, dated as of the date of the closing of the offering of shares of Registrable Stock, and a "comfort" letter or letters signed by the Company's independent public accountants, each in reasonable and customary form and covering such matters of the type customarily covered by opinions or comfort letters delivered by such parties in underwritten public offerings, and use its commercially reasonable efforts to have such opinions and comfort letters addressed to and delivered to each Stockholder;

                  (g) Furnish certificates (unlegended in the case of Registrable Common Stock) representing ownership of the shares of the Registrable Stock being sold in such denominations as shall be requested by a Stockholder or the managing underwriter, if any, provided such request is made at least two (2) business days prior to the closing of the sale of such shares;

                  (h) Promptly inform each Stockholder (i) in the case of any offering of shares of Registrable Stock in respect of which a registration statement is filed under the Securities Act, of the date on which such registration statement or any post-effective amendment thereto becomes effective and, if applicable, of the date of filing a Rule 430A prospectus (and, in the case of an offering abroad of shares of Registrable Stock, of the date when any required filing under the securities and other laws of such foreign jurisdictions shall have been made and when the offering may be commenced in accordance with such laws) and (ii) of any request by the SEC, any securities exchange, government agency, self-regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or preliminary prospectus or prospectus included therein or any offering memorandum or other offering document relating to such offering;

                  (i) Subject to subparagraph (k) below, until the earlier of
(i) such time as all of the shares of Registrable Stock being offered have been disposed of in accordance with the intended method of disposition by such Stockholder set forth in the registration statement or other offering document (and the expiration of any prospectus delivery requirements in connection therewith) or (ii) the expiration of nine (9) months after such registration statement or other offering document becomes effective (unless the offering is a continuous offering of securities under Rule 415, in which case until the earliest of the date the offering is completed and the second anniversary of such effective date), keep effective and maintain any registration, qualification or approval obtained in connection with the offering of the shares of Registrable Stock, and amend or supplement the registration statement or prospectus or other offering document used in connection therewith to the extent necessary in order to comply with applicable securities laws;

                  (j) Use its commercially reasonable efforts to have the shares of Registrable Common Stock listed on any domestic and foreign securities exchanges on which the Common Stock is then listed;

                  (k) As promptly as practicable, notify each Stockholder at any time when a prospectus relating to the sale of the shares of Registrable Stock is required by law to be delivered in connection with sales by an underwriter or dealer, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter


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delivered to the purchasers of such shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they were made, not misleading, and as promptly as practicable make available to each Stockholder and to each managing underwriter, if any, any such supplement or amendment; in the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective as provided in Section 4.1(i) by the number of days during the period from and including the date of the giving of such notice to the date when the Company shall make available to each Stockholder such supplemented or amended prospectus;

                  (l) Make available for inspection during the normal business hours of the Company by any Stockholder, any underwriter participating in such offering, and any attorney, accountant or other agent retained by any such Stockholder or any such underwriter in connection with the sale of shares of Registrable Stock (collectively, the "Inspectors"), all relevant financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Inspector in connection with such registration statement and make available for consultation and for analyst and other marketing calls such officers, accountants and employees in connection therewith as shall reasonably be requested by the Stockholders; provided, however, that (i) in connection with any such inspection, any such Inspectors shall cooperate to the extent reasonably practicable to minimize any disruption to the operation by the Company of its business and (ii) any records, information or documents shall be kept confidential by such Inspectors, unless (1) such records, information or documents are in the public domain or otherwise publicly available or (2) disclosure of such records, information or documents is required by a court or administrative order or by applicable law (including, without limitation, the Securities Act);

                  (m) Enter into and perform its obligations under usual and customary agreements (including an underwriting agreement in usual and customary form) and take such other actions as are reasonably required in order to expedite or facilitate the sale of the Registrable Stock.

                  (n) Make "generally available to its security holders" (within the meaning of Rule 158 of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder no later than 45 days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of the registration statement, which earnings statement shall cover said 12-month period;

                  (o) If requested by the managing underwriter or underwriters or Stockholder, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or any participating Holder, as the case may be, reasonably requests to be included therein, including, without limitation, information with respect to the number of shares of Registrable Stock being sold by Stockholder to any underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the Registrable


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Common Stock to be sold in such offering, and promptly make all required filings of such prospectus by supplement or post-effective amendment;

                  (p) As promptly as practicable after filing with the SEC of any document which is incorporated by reference in a prospectus contained in a registration statement, deliver a copy of such document to each Stockholder;

                  (q) If (i) as of the Effective Time a BG Holder holds an interest in the Company which would be treated as a U.S. real property interest (USRPI) under Section 897(c) of the Code if the Company were a U. S. real property holding corporation as defined in Section 897(c)(2) of the Code, and
(ii) at the time of a registration under this Agreement, such BG Holder reasonably requests a statement pursuant to Treas. Reg. Section 1.897-2(h) and Treas. Reg. Section 1.897-2(g), certifying that ownership of Common Stock is not a USRPI, then the Company shall use its commercially reasonable efforts to provide such BG Holder with such statement, and such BG Holder shall be liable for all expenses incurred by the Company in providing such statement (including, without limitation, internal costs such as overhead and wages of employees devoted to providing such statement);

                  (r) Not later than the effective date of the applicable registration statement (or if later, the earliest business day thereafter on which a CUSIP number is available), provide a CUSIP number for all Registrable Common Stock and provide the applicable transfer agent with printed certificates for the Registrable Common Stock which are in a form eligible for deposit with The Depository Trust Company (if such Registrable Common Stock is then eligible for such deposit);

                  (s) Cooperate with each seller of Registrable Common Stock and each underwriter or agent, if any, participating in the disposition thereof and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers;

                  (t) Provide and cause to be maintained a transfer agent and registrar for all Registrable Common Stock covered by such registration statement from and after a date not later than the effective date thereof; and

                  (u) Take all other steps necessary to effect the registration of the Registrable Stock contemplated hereby.

         4.2 COVENANT OF STOCKHOLDERS.

         Each Stockholder agrees and covenants that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.1(k) hereof, such Stockholder will forthwith discontinue disposition of Registrable Stock pursuant to the registration statement covering such Registrable Stock until such Stockholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4.1(k) hereof, and, if so directed by the Company, such Stockholder will deliver to the Company all copies, other than permanent file copies, then in such Stockholder's possession of the most recent prospectus covering such Registrable Stock at the time of receipt of such notice.


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                                   SECTION 5.
              RESTRICTIONS ON PUBLIC SALE BY THE COMPANY AND OTHERS

         The Company agrees:

                  (a) Not to effect any public sale or distribution of any securities during the 90-day period commencing on the effective date of a registration statement filed pursuant to Section 2.1, except in connection with any merger, acquisition, exchange offer, or any other business combination, including any transaction within the scope of Rule 145 promulgated pursuant to the Securities Act, subscription offer, dividend reimbursement plan or stock option or other director or employee incentive or benefit plan;

                  (b) That any agreement entered into after the date hereof pursuant to which the Company grants registration rights with respect to the Company's securities shall contain a provision under which holders of such securities agree, to the extent not inconsistent with applicable laws, not to effect any public sale or distribution of any such securities (excluding any sale in accordance with Rule 144 under the Securities Act) during the period commencing with the effective date of a registration statement pursuant to
Section 2.1 through the 90-day period beginning on the date that the registration statement filed pursuant to Section 2.1 becomes effective.

                                   SECTION 6.
                                    EXPENSES

         All expenses incurred in connection with the registration of Registrable Stock, including, without limitation, all filing fees, escrow fees, fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of the Company's counsel in connection with blue sky qualifications of the Registrable Stock), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, and fees and disbursements of counsel for the Company and the reasonable fees and disbursements of a single counsel for selling Stockholders and the Company's independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance) directly attributable to the registration of securities, Securities Act liability insurance (if the Company elects to obtain such insurance), and the fees and expenses of any special experts or other persons retained by the Company will be borne by the Company. The Company shall have no obligation to pay and shall not pay any underwriting fees, discounts or commissions in connection with any Registrable Stock registered pursuant to this Agreement or any out-of-pocket expenses of the holders in connection therewith (except as expressly contemplated by the preceding sentence).



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                                   SECTION 7.
                                INDEMNIFICATION

         7.1 INDEMNIFICATION BY THE COMPANY.

         The Company agrees to indemnify and hold harmless each Stockholder, its officers, directors and agents, and will agree to indemnify and hold harmless any underwriter of Registrable Stock, and each person, if any, who controls any of the foregoing persons within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (individually, a "Loss" collectively, "Losses") arising from or caused by (x) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Stock (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and (y) any violation or alleged violation by the Company of the Securities Act, any blue sky laws, securities laws or other applicable laws of any state in which shares of Registrable Stock are offered and relating to action or inaction required of the Company in connection with such offering; and will reimburse each such person for any legal or other out-of-pocket expenses reasonably incurred in connection with investigating, or defending against, any such Loss (or any proceeding in respect thereof), subject to the provisions of Section 7.3, except that the indemnification provided for in this Section 7.1 shall not apply to Losses that are caused by any such untrue statement or omission or alleged untrue statement or omission based upon and in conformity with information furnished in writing to the Company by or on behalf of any Stockholder expressly for use therein. Notwithstanding the foregoing, the Company shall not be liable in any such case to the extent that any such Loss arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) a Stockholder failed to send or deliver a copy of the prospectus included in the relevant registration statement at the time it became effective (the "Prospectus") with or prior to the delivery of written confirmation of the sale of Registrable Stock to the person asserting such Loss or who purchased such Registrable Stock which are the subject thereof if, in either case, such delivery is required by the Securities Act and (ii) the Prospectus would have corrected such untrue statement or omission or alleged untrue statement or alleged omission; and the Company shall not be liable in any such case to the extent that any such Loss arises out of, or is based upon, an untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission is corrected in any amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, a Stockholder thereafter fails to deliver such Prospectus as so amended or supplemented prior to and concurrently with the sale of Registrable Stock if such delivery is required by the Securities Act. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of each Stockholder or any other person indemnified hereunder and shall survive the transfer of such securities by such Stockholder.

         7.2 INDEMNIFICATION BY STOCKHOLDERS.

         Each Stockholder, severally but not jointly, agrees to indemnify and hold harmless the Company, its officers and directors, and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity made pursuant to clause (x) of Section 7.1 above from the Company to such Stockholder, but only with reference to information furnished in writing by or on behalf of such Stockholder expressly for use in any registration statement or prospectus relating to shares of Registrable Stock, or any amendment or supplement thereto, or any preliminary prospectus.

         7.3 CONDUCT OF INDEMNIFICATION PROCEEDINGS.

         In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 7.1 or 7.2, such person (the "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing, provided that the omission to so notify the Indemnifying Party will not relieve the Indemnifying Party of any liability it may have under this Agreement or otherwise except to the extent of any loss, damage, liability or expense arising from such omission. The Indemnifying Party, upon the request of the Indemnified Party, shall retain counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention, (ii) the Indemnifying Party shall have failed to comply with its obligations under the preceding sentence or
(iii) the Indemnified Party shall have been advised by its counsel in writing that actual or potential differing interests exist between the Indemnifying Party and the Indemnified Party. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld. The Indemnifying Party shall not agree to any settlement as the result of which any remedy or relief, other than monetary damages for which the Indemnifying Party shall be fully responsible, shall be applied to or against an Indemnified Party without the prior written consent of such Indemnified Party.

         7.4 CONTRIBUTION.

         If the indemnification provided for in this Section 7.4 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liability or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. No party shall be liable for contribution with respect to any action or claim settled without its written consent, which consent shall not be unreasonably withheld.

         Notwithstanding the provisions of this Section 7.4, no Stockholder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Stock of such Stockholder was offered to the public exceeds the amount of any damages which such Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission of alleged omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                   SECTION 8.
                                   TERMINATION

         This Agreement shall terminate with respect to any Stockholder upon the first such instance as such Stockholder ceases to own at least one percent (1%) of the outstanding Common Stock (treating the Class B Common Stock and the Preferred Stock as if they had been converted into Common Stock in accordance with its terms for the purposes of this calculation). For the purposes of this
Section 8, a Stockholder shall be deemed to own any and all Common Stock and Preferred Stock owned by (i) such Stockholder and (ii) its Affiliates. Notwithstanding the foregoing, the Company's and Stockholders' rights, duties and obligations under Section 6 and Section 7 shall survive the termination of this Agreement.

                                   SECTION 9.
                              AVAILABLE INFORMATION

         The Company shall take such reasonable action and file such information, documents and reports as shall be required by the SEC as a condition to the availability of Rule 144 and Rule 144A, or any successor provisions.

                                  SECTION 10.
                              ASSIGNMENT OF RIGHTS

         10.1 ASSIGNMENT OF RIGHTS.

         Subject to Section 10.2, the Registrable Stock and rights of any Stockholder under this Agreement with respect to any Registrable Stock owned by such Stockholder may be assigned to any person who acquires Registrable Stock from a Stockholder, except that any person who acquires such Registrable Stock
(x) pursuant to a public offering registered under the Securities Act, or (y) pursuant to a transfer made in accordance with Rule 144 under the Securities Act (or any similar successor provision) may not assign rights hereunder with respect to such Registrable Stock. Notwithstanding the foregoing, rights to cause one or more demand registrations under Section 2.1 may only be assigned if such rights are expressly assigned in writing from a BG

Holder or a NOVA Holder. Any assignment of registration rights pursuant to this
Section 10.1 shall be effective upon receipt by the Company of written notice from such assigning Stockholder (i) stating the name and address of any assignee, (ii) describing the manner in which the assignee acquired Registrable Stock from such Stockholder and (iii) identifying the Registrable Stock with respect to which the rights under this Agreement are being assigned.

         10.2 SCOPE OF ASSIGNMENT.

         The rights of an assignee under Section 10.1 shall be the same rights granted to the assigning Stockholder under this Agreement, except that in no event shall the Company's obligations hereunder be increased due to any such assignment. In connection with any such assignment, the term "Stockholder" as used herein shall, where appropriate to assign the rights and obligations of the assigning Stockholder hereunder to such assignee, be deemed to refer to the assignee. After any such assignment, the assigning Stockholder shall retain its rights under this Agreement with respect to all other Registrable Stock owned by such Stockholder.

                                  SECTION 11.
                                 MISCELLANEOUS

         11.1 TERMINATION OF OLD REGISTRATION RIGHTS AGREEMENT. BG and NOVA acknowledge that, at the Effective Time, the Registration Rights Agreement dated August 31, 1996 among NGC Corporation (former name of Dynegy), BG Holdings, Inc. (a wholly owned subsidiary of BG) ("BGH"), NOVA and Chevron U.S.A., Inc. ("Chevron") is terminated with respect to BGH and NOVA, respectively, effective upon consummation of the Merger provided for in the Merger Agreement.

         11.2 BG/NOVA PRIORITY.

                  (a) Favored Nations. Except as herein provided, for a period of three years from the Effective Time, the Company shall not provide registration rights to any other party which, taken as a whole, are more favorable than those provided to Stockholders hereunder, without also offering to Stockholders such more favorable rights; provided, however, that the benefits of this Section 11.2 shall not run to the Stockholders holding less than two percent (2%) of the then outstanding shares of Common Stock (treating the Class B Common Stock and the Preferred Stock as if they had been converted for purposes of this calculation). The Company shall give Stockholders notice within 15 days after the execution of any agreement (including the terms thereof) between the Company and a third party which triggers a right of Stockholders to invoke the favored nations provision of this Section 11.2.

                  (b) For a period of twenty-four months after the Effective
Time:

                   (i) if NOVA or BG exercises a demand registration right hereunder, then Chevron may participate in such registration only through exercise of its piggyback registration rights, subject to any underwriter cutback;

                   (ii) if Chevron exercises a demand registration right under the Registration Rights Agreement dated as of the date hereof among the Company and Chevron (the "Chevron Agreement") to effect a disposition other than one intended to satisfy any regulatory requirements, then NOVA and BG shall have the right to participate on a "Pro-Rata Basis" in such demand registration. For purposes of this subsection 11.2, "Pro-Rata Basis" shall mean that each participant in such registration shall be entitled to register an equal number of shares; and

                   (iii) in the event of a Company Registration, any Chevron shares participating in such Company Registration shall be subject to any underwriter's cutback prior to any cutback of any BG or NOVA shares participating in such Company Registration.

                  (c) Following twenty-four months after the Effective Time:

                   (i) if BG or NOVA exercises a demand registration right hereunder or Chevron exercises such a right under the Chevron Agreement (other than an exercise by Chevron to effect a disposition intended to satisfy any regulatory requirement), then each of BG, Chevron and NOVA shall be entitled to participate in such registration on a Pro-Rata Basis; and

                   (ii) in the event of a Company Registration, each of the BG, NOVA or Chevron shares participating in such Company Registration shall be subject to any underwriter's cutback on a Pro-Rata Basis.

         11.3 PROVISION OF INFORMATION.

         Each Stockholder shall, and shall cause its officers, directors, employees and agents to complete and execute all such questionnaires as the Company shall reasonably request in connection with any registration pursuant to this Agreement.

         11.4 INJUNCTIONS.

         Irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specified terms or were otherwise breached. Therefore, the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms of provisions hereof in any court having jurisdiction, such remedy being in addition to any other remedy to which they may be entitled at law or in equity.

         11.5 SEVERABILITY.

         If any term or provision of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms and provisions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term or provision.

         11.6 FURTHER ASSURANCES.

         Subject to the specific terms of this Agreement, each Stockholder and the Company shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

         11.7 ENTIRE AGREEMENT; MODIFICATION.

         This Agreement contains the entire understanding of the parties with respect to the transactions contemplated hereby and supersedes all agreements and understandings entered into prior to the execution hereof. This Agreement may be modified only by a written instrument duly executed by or on behalf of
(i) the Company, (ii) BG, (iii) NOVA, and (iv) for 24 months after the Effective Time, Chevron. No breach of any covenant, agreement, warranty or representation shall be deemed waived unless expressly waived in writing by or on behalf of the party who might assert such breach.

         11.8 COUNTERPARTS.

         For the convenience of the parties hereto, any number of counterparts of this Agreement may be executed by the parties hereto, but all such counterparts shall be deemed one and the same instrument.

         11.9 NOTICES.

         All notices, consents, requests, demands, and other communications hereunder shall be in writing and shall be given by hand or by mail (return receipt requested) or sent by overnight delivery service, cable, telegram, or facsimile transmission to the parties at the address specified beside each party's name on the signature pages hereto or at such other address as shall be specified by the parties by like notice.

         Notice so given shall, in the case of notice so given by mail, be deemed to be given and received on the fourth business day after posting, in the case of notice so given by overnight delivery service, on the day after notice is deposited with such service, and in the case of notice so given by cable, telegram, facsimile transmission or, as the case may be, personal delivery, on the date of actual delivery.

         11.10 GOVERNING LAW.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO ANY CHOICE OF LAW PRINCIPLES WHICH MIGHT REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

         11.11 SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by and against the successors and permitted assigns of the parties hereto.

         11.12 PARTIES IN INTEREST.

         Except as otherwise specifically provided herein and for Chevron, nothing in this Agreement expressed or implied is intended or shall be construed to confer any right or benefit upon any person, firm or corporation other than Stockholder and the Company and their respective successors and permitted assigns.

         11.13 SHARES SUBJECT TO THIS AGREEMENT; EFFECTIVE TIME.

         This Agreement shall be effective at the Effective Time and will be null and void and of no effect upon the termination of the Merger Agreement in accordance with its terms.

                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

         IN WITNESS WHEREOF, each Stockholder and the Company have caused this Registration Rights Agreement to be duly executed as of the date first above written.

                                    ENERGY CONVERGENCE HOLDING COMPANY


                                    By:      /s/ Charles E. Bayless
                                             -----------------------------------
                                    Name:    Charles E. Bayless
                                             -----------------------------------
                                    Title:   President
                                             -----------------------------------
                                    Address: 1000 Louisiana, Suite 5800
                                    Houston, TX 77002

                                    BRITISH GAS ATLANTIC
                                    HOLDINGS BV


                                    By:      /s/ L.M.O.C. de Preter
                                             -----------------------------------
                                    Name:    L.M.O.C. de Preter
                                             -----------------------------------
                                    Title:   Director
                                             -----------------------------------
                                    Address:  1100 Louisiana, Suite 2500
                                    Houston, TX 77002
                                    Telecopier: (713) 507-6808

                                    with a copy to:

                                    Shearman & Sterling
                                    599 Lexington Avenue
                                    New York, New York 10022
                                    Attention:  Alfred J. Ross, Jr.
                                    Telecopy:  (212) 848-7179

                                    NOVA GAS SERVICES (U.S.) INC.


                                    By:      /s/ Jeffrey Lipton
                                             -----------------------------------
                                    Name:    Jeffrey Lipton
                                             -----------------------------------
                                    Title:   Director
                                             -----------------------------------
                                    Address: 400 Frankfort Road
                                    Monoca, Pennsylvania  15061
                                    Telecopier:  (724) 770-5557
                                    Attn: Ernest V. Dean

                                    with copies to:

                                    Jack S. Mustoe
                                    Senior Vice President and General Counsel

                                    NOVA Chemicals Corporation
                                    645 Seventh Avenue, S.W.
                                    Calgary, Alberta CANADA T2P 4G8
                                    Telecopier: (403) 750-4885

                                    and:

                                    Alan Talkington
                                    Orrick Herrington & Sutcliffe
                                    400 Sansome Street
                                    San Francisco, CA 94111
                                    Telecopier:  (415) 773-5759


                                       20